NUMBER

YM 1723

SPECIMEN

SHARES

SPECIMEN

YM BIOSCIENCES INC.

CONTINUED UNDER THE LAWS OF THE PROVINCE OF NOVA SCOTIA

CUSIP 984238 10 5

THIS CERTIFIES THAT SPECIMEN

IS THE REGISTERED HOLDER OF SPECIMEN

FULLY PAID AND NON-ASSESSABLE COMMON SHARES WITHOUT PAR VALUE IN THE CAPITAL OF

YM BIOSCIENCES INC.

transferable only on the books of the Corporation by the holder hereof in person or by attorney upon surrender of this Certificate properly endorsed.

This Certificate is not valid until countersigned by the Transfer Agent and Registrar of the Corporation.

IN WITNESS WHEREOF the Corporation has caused this Certificate to be signed by its duly authorized officers.

DATED

CHAIRMAN

SECRETARY

COUNTERSIGNED AND REGISTERED
CIBC MELLON TRUST COMPANY **TORONTO**
TRANSFER AGENT AND REGISTRAR

MELLON INVESTOR SERVICES LLC NEW YORK, NEW YORK
CO-TRANSFER AGENT AND REGISTRAR

CAPITA-IRG PLC **UNITED KINGDOM**
CO-TRANSFER AGENT AND REGISTRAR

BY ____________________

AUTHORIZED OFFICER

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE TRANSFERABLE AT THE PRINCIPAL OFFICE OF CIBC MELLON TRUST COMPANY IN TORONTO OR AT THE OFFICES OF MELLON INVESTOR SERVICES IN NEW YORK, NEW YORK, U.S.A. OR CAPITA IRG PLC, UNITED KINGDOM.

PRINTED IN CANADA
BRITISH AMERICAN BANK NOTE INC.
IMPRIMÉ AU CANADA

FOR VALUE RECEIVED the undersigned hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL INSURANCE NUMBER OF TRANSFEREE

			-				-			

SPECIMEN

____

(Name and address of transferee)

SPECIMEN

____

____ shares registered in the name of the undersigned on the books of the Corporation named on the face of this certificate and represented hereby, and irrevocably constitutes and appoints

____ the attorney of the undersigned to transfer the said shares on the register of transfers and books of the Corporation with full power of substitution hereunder.

DATED:

SPECIMEN

______________________	______________________
(Signature of Witness)	(Signature of Shareholder)

NOTICE: The signature of this assignment must correspond with the name as written upon the face of the certificate, in every particular, without alteration or enlargement, or any change whatsoever, and must be guaranteed by a chartered bank or an eligible guarantor institution with membership in an approved signature guarantee medallion program.

Signature Guaranteed By: ______________________

UNTIL THE SEPARATION TIME (AS DEFINED IN THE RIGHTS PLAN REFERRED TO BELOW), THIS CERTIFICATE ALSO EVIDENCES AND ENTITLES THE HOLDER HEREOF TO CERTAIN RIGHTS AS SET FORTH IN A SHAREHOLDER RIGHTS PLAN AGREEMENT, DATED AS OF OCTOBER 22, 2007 (THE "RIGHTS PLAN"), BETWEEN YM BIOSCIENCES INC. (THE "CORPORATION") AND CIBC MELLON TRUST COMPANY, AS RIGHTS AGENT (THE "RIGHTS AGENT"), THE TERMS OF WHICH ARE HEREBY INCORPORATED HEREIN BY REFERENCE AND A COPY OF WHICH MAY BE INSPECTED DURING NORMAL BUSINESS HOURS AT THE PRINCIPAL EXECUTIVE OFFICE OF THE CORPORATION. UNDER CERTAIN CIRCUMSTANCES, AS SET FORTH IN THE RIGHTS PLAN, SUCH RIGHTS MAY BE AMENDED OR REDEEMED, MAY EXPIRE, MAY BECOME NULL AND VOID (IF, IN CERTAIN CASES, THEY ARE ISSUED TO OR "BENEFICIALLY OWNED" BY ANY PERSON WHO IS, WAS OR BECOMES AN "ACQUIRING PERSON", AS SUCH TERMS ARE DEFINED IN THE RIGHTS PLAN, WHETHER CURRENTLY HELD BY OR ON BEHALF OF SUCH PERSON OR ANY SUBSEQUENT HOLDER) OR MAY BE EVIDENCED BY SEPARATE CERTIFICATES AND NOT LONGER BY THIS CERTIFICATE. THE CORPORATION WILL MAIL OR ARRANGE FOR THE MAILING OF A COPY OF THE RIGHTS PLAN TO THE HOLDER OF THIS CERTIFICATE WITHOUT CHARGE UPON RECEIPT OF A WRITTEN REQUEST THEREFOR.